Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND
                              --------------------

                                  EQUITY SERIES

A Shares
--------

Total Return from October 1, 1985, to September 30, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 5.84 = 171.2329 shares.

Ending value of initial investment at September 30, 1995, NAV price = 171.2329 shares x 6.55 = $1,121.58.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
458.0858 shares x 6.55 = $3,000.46.

Total ending redeemable value:       1,121.58
                                    +3,000.46
                                     --------
                                     4,122.04

Total Return:        4,122.04 - 1,000 = 3,122.04
                     3,122.04 / 1,000 = 312.20%


                 -----------------------------------------------


Calendar 1994        % change from previous year
                     = value at end of year...............    6,952
                     less value at beginning..............    7,134
                                                              -----
                                                                182

Change                           182
                                ----
Beginning Value                 7,134      =      -2.6%

                                                         Item 24.b. Exhibit (16)

                                  EQUITY SERIES

B Shares
--------

Total Return from October 19, 1993, to September 30, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 6.81 = 146.8429 shares.

Ending value of initial investment at September 30, 1995, NAV price = 146.8429 shares x 6.43 = $944.20.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
49.8801 shares x 6.43 = $320.73.

Contingent deferred sales charge = 1,000 x .04 = $40.00.

Total ending redeemable value:         944.20
                                       320.73
                                       (40.00)
                                       ------
                                     1,224.93

Total Return:        1,224.93 - 1,000 = 224.93
                       224.93 / 1,000 = 22.49%


                 -----------------------------------------------


Calendar 1994        % change
                     = value at end of year...............      982
                     less value at beginning..............    1,015
                                                              -----
                                                                -33

Change                           -33
                                -----
Beginning Value                 1,015      =      -3.3%

                                                         Item 24.b. Exhibit (16)

                           Average Annual Total Return
                     For Security Equity Fund, Equity Series

Total Return of Security Equity Fund, Equity Series, as of September 30, 1995, (according to the Form N-1A calculation).

A Shares
--------

1.     Average total return for 1 year                    =    +20.38%
                                                                =====
               1000 (1+T)1                                =    1,203.85
                    (1+T)1                                =    1.20385
                     1+T                                  =    1.20385
                       T                                  =    +.20385

2.     Average total return for 5 years                   =    +17.41%
                                                                =====
               1000 (1+T)5                                =    2,230.87
                    (1+T)5                                =    2.23087
                   ((1+T)5) 1/5                           =    (2.23087) 1/5
                     1+T                                  =    1.1741
                       T                                  =    +.1741

3.     Average total return for 10 years                  =    +15.22%
                                                                 ====
               1000 (1+T)10                               =    4,122.04
                    (1+T)10                               =    4.12204
                   ((1+T)10) 1/10                         =    (4.12204) 1/10
                     1+T                                  =    1.1522
                       T                                  =    +.1522

B Shares
--------

1.     Average annual return for 1 year                   =    +21.69%
               1000 (1+T)1                                =    1,216.88
                    (1+T)1                                =    (1.21688)
                     1+T                                  =    1.21688
                       T                                  =    -.21688

2.     Average total return since October 19, 1993 (inception) with CDSC
                                                          =    +10.96%
               1000 (1+T)1 19/20                          =    1,224.93
                   ((1+T)1 19/20) 20/39                   =    1.22493 20/39
                     1+T                                  =    1.1096
                       T                                  =    +.1096

                                                         Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND
                              --------------------

                                  GLOBAL SERIES

A Shares
--------

Total Return from October 5, 1993, to September 30, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.61 = 94.2507 shares.

Ending value of initial investment at September 30, 1995, NAV price = 94.2507 shares x 10.94 = $1,031.10.

Ending redeemable value of shares received from reinvestment of all dividends at NAV = 1.7556 x 10.94 = 19.21

Total ending redeemable value:       1,031.10
                                        19.21
                                   ----------
                                     1,050.31

Total Return:        1,050.31 - 1,000 = 50.31
                        50.31 / 1,000 = 5.03%


                 -----------------------------------------------


Calendar 1994        % change from previous year
                     = value at end of year...............    1,046
                     less value at beginning..............    1,033
                                                              -----
                                                                 13

Change                            13
                                ----
Beginning Value                 1,033      =      +1.26%

                                                         Item 24.b. Exhibit (16)

                                  GLOBAL SERIES

B Shares
--------

Total Return from October 19, 1993, to September 30, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 9.96 = 100.402 shares.

Ending value of initial investment at September 30, 1995, NAV price = 100.402 shares x 10.74 = $1,078.32.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.8906 x 10.74 = $20.31.

Contingent deferred sales charge = 1,000 x .04 = $40.

Total ending redeemable value:       1,078.32
                                        20.31
                                    +  (40.00)
                                     --------
                                     1,058.63

Total Return:        1,058.63 - 1,000 = 58.63
                        58.63 / 1,000 = 5.86%


                 -----------------------------------------------


Calendar 1994        % change
                     = value at end of year...............    1,002.00
                     less value at beginning..............    1,000.00
                                                              --------
                                                                  2.00

Change                           2.00
                                -----
Beginning Value                 1,000      =      +0.2%

                                                         Item 24.b. Exhibit (16)

                           Average Annual Total Return
                     For Security Equity Fund, Global Series

Total Return of Security Equity Fund, Global Series, as of September 30, 1995, (according to the Form N-1A calculation).

A Shares
--------

1.     Average total return for 1 year                    =    -3.10%
                                                               =====
               1000 (1+T)1                                =    969.02
                    (1+T)1                                =    .96902
                     1+T                                  =    .96902
                       T                                  =    -.0310

2.     Average total return since October 10, 1993 (inception) with CDSC
                                                           =    +2.48%
                                                                 ====
               1000 (1+T)2                                 =    1050.30
                    (1+T)2                                 =    1.05030
                   ((1+T)2) 1/2                            =    (1.05030) 1/2
                     1+T                                   =    1.0248
                       T                                   =    +.0248

B Shares
--------

1.     Average annual return for 1 year                    =    -3.21%
                  1000 (1+T)1                              =    967.88
                       (1+T)1                              =    .96788
                        1+T                                =    .96788
                          T                                =    -.0321

2.     Average total return since October 10, 1993 (inception) with CDSC
                                                           =    +2.96%
                  1000 (1+T)1 19/20                        =    1,058.62
                      ((1+T)1 19/20) 20/39                 =    (1.05862) 20/39
                        1+T                                =    1.0296
                          T                                =    +.0296

                                                         Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND
                              --------------------

                             ASSET ALLOCATION SERIES

A Shares
--------

Total Return from June 1, 1995, to September 30, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.61 = 94.2507 shares.

Ending value of initial investment at September 30, 1995, NAV price = 94.2507 shares x 10.54 = $993.40.

Total ending redeemable value:         993.40

Total Return:        993.40 - 1,000 = (6.60)
                      (6.60) / 1,000 = -.66%

                 -----------------------------------------------

                                                         Item 24.b. Exhibit (16)

                             ASSET ALLOCATION SERIES

B Shares
--------

Total Return from June 1, 1995, to September 30, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100 shares.

Ending value of initial investment at September 30, 1995, NAV price = 100 shares x 10.50 = $1,050.00.

Contingent deferred sales charge = 1,000 x .05 = $50.

Total ending redeemable value:       1,050.00
                                    +  (50.00)
                                     --------
                                     1,000.00

Total Return:        1,000.00 - 1,000 = 0
                        0 / 1,000 = 0%

                 -----------------------------------------------

                                                         Item 24.b. Exhibit (16)

                           Average Annual Total Return
                For Security Equity Fund, Asset Allocation Series

Total Return of Security Equity Fund, Asset Allocation Series, as of September 30, 1995, (according to the Form N-1A calculation).

A Shares
--------

1.     Average total return since June 1, 1995 (inception) =    -1.99%
                                                                =====
               1000 (1+T)33/100                            =    993.40
                   ((1+T)33/100) 100/33                    =    (.99340) 100/33
                     1+T                                   =    .980134
                       T                                   =    -1.987

B Shares
--------

1.     Average annual return since June 1, 1995 (inception) with CDSC
                                                           =    0%
               1000 (1+T)33/100                            =    1,000
                   ((1+T)33/100) 100/33                    =    (1.000) 100/33
                     1+T                                   =    1.000
                       T                                   =    +.000